Exhibit 10.22

AMENDMENT TO

STOCK APPRECIATION RIGHTS AGREEMENT

ESCO Corporation (the “Company”) and the undersigned Recipient amend the prior stock appreciation rights agreement (the “Agreement”) relating to 4,299 stock appreciation rights granted on February 2, 2010, as follows, effective as of May 7, 2011:

1.             Section 1.1 of Exhibit A to the Agreement is amended to read in its entirety as follows:

“1.1         Unless otherwise determined by the Board of Directors of the Company, if the Recipient’s employment by or service with the Company terminates for any reason other than because of total disability, death or retirement, the SAR may be exercised at any time prior to the Expiration Date or the expiration of 60 days after the date of the termination, whichever is the shorter period, but only if and to the extent the Recipient was entitled to exercise the SAR at the date of termination.”

2.                                       A new Section 1.3 of Exhibit A to the Agreement is added to read in its entirety as follows:

“1.3   If the Recipient’s employment by the Company terminates by reason of retirement, the SARs shall vest on February 2, 2013 notwithstanding Recipient’s retirement and vested SARs may be exercised at any time by Recipient (or Recipient’s representative in the event of Recipient’s death) prior to the Expiration Date.”

3.                                       Except as otherwise provided in this Amendment, the Agreement is not modified and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION			RECIPIENT

By:	/s/ Calvin W. Collins		/s/ Steven D. Pratt
	Name:	Calvin W. Collins	Steven D. Pratt
	Title:	President and Chief Operating Officer

AMENDMENT TO

STOCK APPRECIATION RIGHTS AGREEMENT

ESCO Corporation (the “Company”) and the undersigned Recipient amend the prior stock appreciation rights agreement (the “Agreement”) relating to 3,381 stock appreciation rights granted on February 3, 2009, as follows, effective as of May 7, 2011:

1.                                       Section 1.1 of Exhibit A to the Agreement is amended to read in its entirety as follows:

“1.1                           Unless otherwise determined by the Board of Directors of the Company, if the Recipient’s employment by or service with the Company terminates for any reason other than because of total disability, death or retirement, the SAR may be exercised at any time prior to the Expiration Date or the expiration of 60 days after the date of the termination, whichever is the shorter period, but only if and to the extent the Recipient was entitled to exercise the SAR at the date of termination.”

2.                                       A new Section 1.3 of Exhibit A to the Agreement is added to read in its entirety as follows:

“1.3   If the Recipient’s employment by the Company terminates by reason of retirement, the SARs shall vest on February 3, 2012 notwithstanding Recipient’s retirement and vested SARs may be exercised at any time by Recipient (or Recipient’s representative in the event of Recipient’s death) prior to the Expiration Date.”

3.                                       Except as otherwise provided in this Amendment, the Agreement is not modified and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION			RECIPIENT

By:	/s/ Calvin W. Collins		/s/ Steven D. Pratt
	Name:	Calvin W. Collins	Steven D. Pratt
	Title:	President and Chief Operating Officer

AMENDMENT TO

STOCK APPRECIATION RIGHTS AGREEMENT

ESCO Corporation (the “Company”) and the undersigned Recipient amend the prior stock appreciation rights agreement (the “Agreement”) relating to 3,400 stock appreciation rights granted on February 5, 2008, as follows, effective as of May 7, 2011:

1.                                       Section 1.1 of Exhibit A to the Agreement is amended to read in its entirety as follows:

“1.1                           Unless otherwise determined by the Board of Directors of the Company, if the Recipient’s employment by or service with the Company terminates for any reason other than because of total disability, death or retirement, the SAR may be exercised at any time prior to the Expiration Date or the expiration of 60 days after the date of the termination, whichever is the shorter period, but only if and to the extent the Recipient was entitled to exercise the SAR at the date of termination.”

2.                                       A new Section 1.3 of Exhibit A to the Agreement is added to read in its entirety as follows:

“1.3   If the Recipient’s employment by the Company terminates by reason of retirement, vested SARs may be exercised at any time by Recipient (or Recipient’s representative in the event of Recipient’s death) prior to the Expiration Date.”

3.                                       Except as otherwise provided in this Amendment, the Agreement is not modified and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION			RECIPIENT

By:	/s/ Calvin W. Collins		/s/ Steven D. Pratt
	Name:	Calvin W. Collins	Steven D. Pratt
	Title:	President and Chief Operating Officer

AMENDMENT TO

STOCK APPRECIATION RIGHTS AGREEMENT

ESCO Corporation (the “Company”) and the undersigned Recipient amend the prior stock appreciation rights agreement (the “Agreement”) relating to 2,490 stock appreciation rights granted on March 7, 2007, as follows, effective as of May 7, 2011:

1.                                       Section 1.1 of Exhibit A to the Agreement is amended to read in its entirety as follows:

“1.1                           Unless otherwise determined by the Board of Directors of the Company, if the Recipient’s employment by or service with the Company terminates for any reason other than because of total disability, death or retirement, the SAR may be exercised at any time prior to the Expiration Date or the expiration of 60 days after the date of the termination, whichever is the shorter period, but only if and to the extent the Recipient was entitled to exercise the SAR at the date of termination.”

2.                                       A new Section 1.3 of Exhibit A to the Agreement is added to read in its entirety as follows:

“1.3   If the Recipient’s employment by the Company terminates by reason of retirement, vested SARs may be exercised at any time by Recipient (or Recipient’s representative in the event of Recipient’s death) prior to the Expiration Date.”

3.                                       Except as otherwise provided in this Amendment, the Agreement is not modified and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date written above.

ESCO CORPORATION			RECIPIENT

By:	/s/ Calvin W. Collins		/s/ Steven D. Pratt
	Name:	Calvin W. Collins	Steven D. Pratt
	Title:	President and Chief Operating Officer